UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 22, 2006

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

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7 Abraham de Veerstraat
Curacao
Netherlands Antilles
011-59-99-465-8525
(Address of principal executive offices and telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets

This filing amends the Current Report on Form 8-K of Orthofix International N.V., dated September 22, 2006 and filed September 27, 2006, to file the required financial statements and pro forma information required by Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

(1)
The audited consolidated financial statements of Blackstone Medical, Inc. and Subsidiaries, as of December 31, 2005 and December 31, 2004 and for the years ended December 31, 2005, 2004, and 2003 are filed as Exhibit 99.2 hereto.

(2)
The unaudited condensed consolidated financial statements of Blackstone Medical Inc. and Subsidiaries, as of June 30, 2006 and December 31, 2005 and for the six months ended June 30, 2006 and 2005 are filed as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed statement of operations, for the six months ended June 30, 2006 and for the year ended December 31, 2005 is filed as Exhibit 99.4

(d)	Exhibits

2.1
Agreement and Plan of Merger, dated as of August 4, 2006, by and among Orthofix International N.V., Orthofix Holdings Inc., New Era Medical Corp., Blackstone Medical, Inc., the principal shareholders of Blackstone Medical, Inc. and William G. Lyons, III, as the Equityholders' Representative (filed as Exhibit 2.1 to Orthofix International's Amendment No. 1 to Current Report on Form 8-K filed on August 7, 2006 and incorporated herein by reference).

10.1
Credit Agreement, dated as of September 22, 2006, among Orthofix Holdings, Inc., Orthofix International N.V., Colgate Medical Limited, Victory Medical Limited, Swiftsure Medical Limited, Orthofix UK Ltd, certain domestic subsidiaries of Orthofix International N.V., the several banks and other financial institutions as may from time to time become parties thereunder, and Wachovia Bank, National Association. *

10.2	Independent Auditor’s Consent of Aubrey, Dixon & Turgeon LLC

10.3	Independent Auditor’s Consent of Carlin Charron & Rosen LLP

99.1	Press release dated September 25, 2006. *

99.2
Audited Consolidated Financial Statements of Blackstone Medical, Inc. and Subsidiaries, as of December 31, 2005 and December 31, 2004 and for the years ended December 31, 2005, 2004, and 2003 and related Notes to Consolidated Financial Statements.

99.3
Unaudited Condensed Consolidated Financial Statements of Blackstone Medical, Inc. and Subsidiaries, as of June 30, 2006 and December 31, 2005 and for the six months ended June 30, 2006 and 2005 and related Notes to Unaudited Consensed Consolidated Financial Statements.

99.4
Unaudited Pro Forma Combined Condensed Statement of Operations of Orthofix International N.V., for the six months ended June 30, 2006 and for the year ended December 31, 2005 and related Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

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*	Previously filed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2006

ORTHOFIX INTERNATIONAL N.V.

By:	/s/ THOMAS HEIN
Name: Thomas Hein
Title: Chief Financial Officer